Exhibit 99.1

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Contact: Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands Board of Directors

Approves $10 Million Share Repurchase Program

COLUMBIA, Mo., September 25, 2024 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an innovation company that provides product solutions for outdoor enthusiasts, today announced that its Board of Directors has approved the repurchase of up to $10 million of the Company’s outstanding common stock (“shares”) commencing on October 1, 2024, and ending on September 30, 2025.

The program follows the Company’s prior share repurchase program, which authorized the Company to repurchase up to $10.0 million of its common stock, was initiated in 2023 and, as of September 24, 2024, resulted in 412,735 shares, repurchased at an average price of $8.70 per share, or roughly $3.6 million in the aggregate.

President and Chief Executive Officer, Brian Murphy, said, “Today’s announcement conveys our board’s continued confidence in our business and dedication to stockholder value creation. Given our strong, debt-free balance sheet, we maintain our commitment to effective capital allocation, prioritizing our investments in growth, both organically and through opportunistic and accretive M&A activity, while maintaining our commitment to returning capital to our stockholders.”

The shares may be repurchased from time to time on the open market, in block trades, or in privately negotiated transactions. The amount and timing of any shares repurchased under the program will be determined at the discretion of management and will depend on a number of factors, including the market price of the Company’s stock, trading volume, general market and economic conditions, the Company’s capital position, legal requirements, and other factors. The repurchase program does not obligate the Company to acquire any particular number of shares, and the repurchase program may be discontinued at any time at the Company’s discretion.

Statement Regarding Forward-Looking Information

The statements contained in this release that are not historical are forward-looking statements within the meaning of the U.S. federal securities laws and we intend that such forward-looking statements be subject to the safe harbor created thereby. Statements that are not historical facts, including statements about anticipated financial outcomes, and share repurchases, as well as other statements about our expectations, beliefs, intentions, or strategies regarding the future, or other characterizations of future events or circumstances, are forward-looking statements. These statements relate to future events and our future results and involve a number of risks and uncertainties. Actual results, performance or achievement could differ materially from those contained in these forward-looking statements. Specific forward-looking statements in this press release include our belief that, with our strong, debt-free balance sheet, we can maintain our commitment to effective capital allocation, prioritizing our investments in growth, both organically and through opportunistic and accretive M&A activity, while maintaining our commitment to returning capital to our stockholders. Forward-looking statements are based on our beliefs as well as assumptions made by, and information currently available to us. The risks and uncertainties to which forward-looking statements are subject include, without limitation, changes in price and volume and the volatility of our common stock, unexpected or otherwise unplanned or alternative requirements with respect to the capital investments of the Company, changes in general economic, business and political conditions, and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Except as required by applicable law or regulation, we disclaim any obligation and do not intend to publicly update or review any of our forward-looking statements, whether as a result of new information, future events or otherwise.

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an innovation company that provides product solutions for outdoor enthusiasts, including hunting, fishing, camping, shooting, outdoor cooking, and personal security and personal defense products. The Company produces innovative, high quality products under brands including BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla Grills®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT!TM; Old Timer®; Schrade®; Tipton®; Uncle Henry®; ust®; and Wheeler®. For more information about all the brands and products from American Outdoor Brands, Inc., visit aob.com.